Q1 FY 2014 FINANCIAL RESULTS CONFERENCE CALL October 24, 2013 at 5:00 pm ET Exhibit 99.2

Safe Harbor This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, or beliefs about future events and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2013 filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

Highlights – Q1 FY14 3 • First quarter 2014 net sales of $732 million, at the upper end of our expected range – Solid Y/Y growth from North America Communications and Security • International business had better operating results than a year ago • Good overall quarter for our Communications and Services segment • Faster inventory turns, while keeping products readily available for our customers • First quarter 2014 return on invested capital of 16.9% • Strong balance sheet position for growth • Effective July 1st, new management structure to enhance worldwide technology markets focus and growth strategy

New Segments Enhance Technology Focus 4 Worldwide Barcode and Security Segment Worldwide Communications and Services Segment President: Buck Baker Technologies: POS and Barcode Physical Security Business Units: President: Mike Ferney Technologies: Communications Services Business Units:

Income Statement Highlights Q1 FY14 Q1 FY13 Net sales $731.9 $733.6 Gross margin % (of net sales) 10.5% 10.1% SG&A expenses $47.5 $47.1 Change in FV of contingent consideration $0.7 $0.8 Operating income $28.2 $26.2 Operating income % (of net sales) 3.86% 3.57% Net income $19.4 $17.6 Diluted EPS $0.69 $0.63 In millions, except EPS 5

Q1 FY14 Sales Mix By Segment By Geography Q1 FY14 Net Sales: $731.9 million Q1 FY14 Net Sales: $731.9 million 74% North America* Barcode & Security = Worldwide Barcode and Security Communications & Services = Worldwide Communications and Services As a % of net sales * Includes the United States and Canada 62% Barcode & Security 76% North America* 24% International 38% Communications & Services 6

$456 $451 Q1 FY13 Q1 FY14 WW Barcode & Security Segment Net Sales, $ in millions Down (1.2%) Excluding FX, Down (1.2%) Q1 FY14 Q1 FY13 Net sales $450.6 $456.2 Gross profit $40.7 $41.3 Gross margin 9.0% 9.0% Operating income $12.0 $12.6 Operating income % 2.7% 2.8% $ in millions 7

Q1 FY14 Q1 FY13 Net sales $281.3 $277.4 Gross profit $35.8 $32.8 Gross margin 12.7% 11.8% Operating income $16.3 $13.6 Operating income % 5.8% 4.9% $277 $281 Q1 FY13 Q1 FY14 WW Communications & Services Segment $ in millions Net Sales, $ in millions Up 1.4% Excluding FX, Up 1.0% 8

Q1 FY14 Key Measures Q1 FY14 Q4 FY13 Q1 FY13 Return on invested capital (“ROIC”)* 16.9% 17.2% 17.0% Cash and cash equivalents (Q/E) $193.8 $148.2 $38.7 Operating cash flow $45.7 $53.4 $2.4 Days sales outstanding in receivables 55 55 56 Inventory (Q/E) $433.1 $402.3 $483.2 Inventory turns 6.3 6.2 5.4 Paid for inventory days 2.2 5.7 13.5 * See Appendix for calculation of ROIC, a non-GAAP measure. $ in millions 9

$456 $451 Q1 FY13 Q1 FY14 WW Barcode & Security Highlights Net Sales, $ in millions Down (1.2%) Excluding FX, Down (1.2%) 10 • 62% of overall sales • POS & Barcode units declined year-over- year – Big deals delayed and broken into smaller pieces – More deals going direct to Tier 1 or end users • POS & Barcode in North America positive year-over-year growth – Strong results for retail POS, payment processing, and data networking • Record sales quarter in Brazil, in local currency • Good growth for Security – Record quarters with key vendors – Named Ruckus Wireless North American Distributor of the Year

WW Communications & Services Highlights

Net Sales, *$ in millions*

Up 1.4%
Excluding FX, Up 1.0%



$277
$281
Q1 FY13
Q1 FY14

- 38% of overall sales
- Increased 5% sequentially
- North America Communications has its second best quarter ever
- ScanSource Catalyst grew Q/Q
  - Strong Avaya growth across all products
  - Increase in the # of Catalyst customers for Cisco
- For Europe Communications, record sales quarter in the UK and sales in Germany grew for the 2nd quarter in a row
  - Second best Avaya quarter ever
- ScanSource Services Group
  - Higher professional services revenue
  - Increase in configuration services for Communications

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Q2 FY14 Outlook For the Quarter Ending December 31, 2013: Net Sales Diluted Earnings Per Share • Range from $740 million to $760 million • Range midpoint: $750 million • Range from $0.62 to $0.64 per share • Range midpoint: $0.63 Outlook as of October 24, 2013 12

Appendix: Non-GAAP Financial Information 13 Q1 FY14 Q4 FY13 Q1 FY13 Return on invested capital (ROIC), annualized (a) 16.9% 17.2% 17.0% Reconciliation of Net Income (Loss) to EBITDA Net income (loss) - GAAP $ 19,437 $ (13,315) $ 17,642 Plus: Income taxes 9,002 (6,352) 9,097 Plus: Interest expense 247 419 124 Plus: Depreciation and amortization 1,869 1,594 2,314 EBITDA 30,555 (17,654) 29,177 Adjustments: Impairment charges, including ERP & goodwill - 48,772 - Adjusted EBITDA (numerator for ROIC)(non-GAAP) $ 30,555 $ 31,118 $ 29,177 Invested Capital Calculation Equity - beginning of the quarter $ 695,956 $ 709,912 $ 652,311 Equity - end of quarter 723,748 695,956 676,136 Add: Impairment charges, including ERP & goodwill, net of tax - 33,216 - Average equity 709,852 719,542 664,224 Average funded debt (b) 5,429 5,429 16,563 Invested capital (denominator for ROIC)(non-GAAP) $ 715,281 $ 724,971 $ 680,787 Notes: (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized and divided by invested capital for the period. EBITDA excludes non-cash impairment charges. (b) Average daily amounts outstanding on our short-term and long-term interest-bearing debt.

Appendix: Non-GAAP Financial Information 14 Worldwide Barcode & Security Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q1 2014 net sales $ 450.6 Foreign exchange impact 0.2 Q1 2014 net sales, excluding FX impact $ 450.8 Worldwide Barcode & Security Q1 2013 sales $ 456.2 % Change -1.2% Worldwide Communications & Services Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q1 2014 net sales $ 281.3 Foreign exchange impact (1.1) Q1 2014 net sales, excluding FX impact $ 280.2 Worldwide Communications & Services Q1 2013 sales $ 277.4 % Change 1.0%